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                            OHIO NATIONAL FUND, INC.

                    SUPPLEMENT DATED DECEMBER 9, 1998 TO THE
                          PROSPECTUS DATED MAY 1, 1998


INTERNATIONAL AND GLOBAL CONTRARIAN PORTFOLIOS:

The Board of Directors has notified Societe Generale Asset Management Corp. ("SGAM") that the sub-advisory agreement (for the management of the International and Global Contrarian Portfolios) will be terminated after the close of business on December 31, 1998. The Board has approved a temporary sub-advisory agreement with Federated Global Research Corp. ("FGR") to manage the assets of the International and Global Contrarian Portfolios on and after January 1, 1999.

The terms of the temporary agreement with FGR are identical to those of the agreement with SGAM except that the sub-advisory fees for the International Portfolio have been reduced to 0.40% of the first $200 million of average daily net assets of that portfolio and 0.35% of all such assets of the portfolio in excess of $200 million. For the Global Contrarian Portfolio, the subadvisory fees will (if approved by a majority vote of that portfolio's shareholders) be increased to 0.75% of the first $100 million of average daily net assets of that portfolio, and will remain at 0.65% of all such portfolio assets in excess of $100 million. The temporary agreement with FGR will continue in effect on and after May 1, 1999 only if it is approved by a majority vote of the shareholders of each portfolio.

On and after January 1, 1999, all references to SGAM in the prospectus are changed to FGR. On and after January 1, 1999, the Adviser has agreed to waive its fees in excess of 0.85% of the average daily net assets of the International Portfolio.

The Board of Directors has voted to change the name and investment objective of the Global Contrarian Portfolio. The name will be changed to the International Small Company Portfolio with its investment objective being long-term growth of capital by investing primarily in equity securities of small foreign companies each having market capitalization of $1.5 billion or less at the time the company's securities are acquired by the portfolio. The Board has also approved an increase in the investment advisory fee for the first $100 million of this portfolio's average daily net assets from 0.90% to 1.00%. The fee for the portfolio's net assets in excess of $100 million will remain at 0.90%. These changes will be effective upon approval by a majority vote of the shareholders of the Global Contrarian Portfolio.

The lead portfolio manager of the International Portfolio on and after January 1, 1999 will be Drew Collins, senior vice president of FGR. Mr. Collins has directed portfolio management and investment research of global equity and fixed income funds for FGR since 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.


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The lead portfolio manager of the Global Contrarian Portfolio on and after
January 1, 1999 will be Tracy Stouffer, a vice president of FGR since 1995. For seven years before that she was vice president and portfolio manager of international equity funds at Clariden Asset Management. Ms. Stouffer is a chartered financial analyst with a bachelor's degree from Cornell University and a master of business administration degree in marketing from the University of Western Ontario.

CORE GROWTH PORTFOLIO:

The Sub-Advisory Agreement with PBA has been amended to provide for the Adviser to pay PBA fees accruing at the following rates on and after January 1, 1999:
0.65% of the first $50 million of the average daily net assets of the Core Growth Portfolio, 0.60% of the next $100 million and 0.50% of all average daily net assets in excess of $150 million.

Michael Hahn has replaced Ellen McGee as co-manager of the Core Growth Portfolio primarily responsible for the portfolio's small and micro cap investments. He has been a portfolio manager for PBA since 1996. For two years prior to that he was an assistant portfolio manager for First National Bank of Maryland and spent a year as a financial accountant for International Business Machines. Mr. Hahn is a chartered financial analyst with a bachelor's degree in finance from Pennsylvania State University and a master of business administration degree from the University of Maryland.

HIGH INCOME BOND PORTFOLIO:

The fifth paragraph on page 31 is changed to read as follows:

Constantine Kartsonas has co-managed the High Income Bond Portfolio since August 1998. Mr. Kartsonas joined FIC in 1994 as an investment analyst and has been an assistant vice president of FIC since March 1997. From 1990 to 1993, Mr. Kartsonas served as an operations analyst at Lehman Brothers. He received his master's degree in business administration with a concentration in economics from the University of Pittsburgh.

BLUE CHIP PORTFOLIO:

The eighth paragraph on page 31 is changed to read as follows:

Arthur Barry has co-managed the Blue Chip Portfolio since October 1998. Mr. Barry joined an affiliate of FIC in 1994 as an investment analyst and has been a vice president of FIC since July 1998. He is a chartered financial analyst with a master of science degree in finance and accounting from Carnegie Mellon University.

SMALL CAP PORTFOLIO:

The following is added to the second paragraph on page 32:

The Sub-Advisory Agreement with FAM has been amended to provide for the Adviser to pay FAM fees accruing at the following rates on and after October 1, 1998:
0.625% of the first $75 million of the average daily net assets of the Small Cap Portfolio, 0.55% of the next $75 million, 0.50% of the next $150 million and 0.40% of all average daily net assets in excess of $300 million.